UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) January 9, 2008
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-815 (Commission File Number)	51-0014090 (I.R.S. Employer Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition
     On January 9, 2008, the Registrant announced that it increased its 2007 full-year earnings outlook to reflect stronger business results in the fourth quarter 2007 and also raised its expectations for business results in 2008. A copy of the Registrant’s news release is furnished on Form 8-K. The information contained in Item 2.02 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY (Registrant)
/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

January 9, 2008

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Contact:	Anthony Farina
302-774-4005
anthony.r.farina@usa.dupont.com
DuPont Updates 2007 and 2008 Earnings Outlooks
     WILMINGTON, Del., Jan. 9, 2008 — DuPont today increased its 2007 full-year earnings outlook to reflect stronger business results in the fourth quarter of 2007 and also raised its expectations for business results in 2008. DuPont will report final results for the fourth quarter and full year 2007 on January 22.
     The company expects full year 2007 earnings to be at the upper end of its previously announced range of $3.15 to $3.20 a share. This excludes $0.09 per share of charges for significant items recorded in the first nine months of 2007 and a net benefit of $.02 per share the company expects to record for the fourth quarter 2007, as further described below. (Refer to the reconciliation of earnings in accordance with U.S. generally accepted accounting principles located at the end of the news release.)
     “Our science-driven innovations and market differentiation enabled us to deliver fourth quarter revenues somewhat above our earlier expectations,” said Charles O. Holliday, Jr., DuPont chairman and chief executive officer. “For the full year 2007, we will deliver 11 percent or more earnings growth despite a slowing U.S. economy and higher raw material prices. Looking ahead, we are confident that our improved business mix and ongoing initiatives to lower cost and boost returns on innovation will enable us to deliver attractive growth in earnings in 2008.”
     The company also increased its 2008 earnings outlook to a range of $3.35 to $3.55 per share compared to its previous estimate of $3.31 to $3.52 reported on Oct. 23, 2007.
     “We expect that continued growth worldwide from our Agriculture & Nutrition business segment and growth from all of our segments in emerging markets will more than compensate for a slower U.S. economy,” Holliday said. “We will continue to deliver productivity improvements and fund targeted growth investments, while advancing our rich pipeline and delivering new, high-value products into the marketplace.”
     The company also announced after-tax estimates of the following significant items it expects to record in the fourth quarter 2007:
--	A charge of about $135 million to adjust the carrying value of its investment in a 50/50 polyester films joint venture. The rapid rise in oil-related raw materials costs, coupled with adverse changes in market conditions, have had a negative impact on the profitability of the venture’s operations in North America and Europe. In addition, the company said it is taking steps to improve the value of this business.

--	A benefit of $112 million related to agreement on certain tax audit issues which were previously reserved.

--	A benefit of $46 million resulting from the reversal of certain litigation reserves established in prior periods for an elastomers anti-trust matter.

Reconciliation of Earnings Per Share (EPS) Outlook

	Full Year
	2008	2007	2006 Actual
	Outlook	Outlook
Earnings per share — excluding Significant Items	$3.35 to $3.55	$3.20	$2.88
Significant Items included in EPS:
Impairment charge — Performance Materials	—	(0.15)	—
Litigation related charges — Other	—	(0.03)	—
Litigation related charges, net — Performance Materials	—	(0.01)	—
Restructuring charges —
Agriculture & Nutrition	—	—	(0.13)
Coatings & Color Technologies	—	—	(0.10)
American Jobs Creation Act	—	—	0.02
Hurricane related items	—	—	0.10
Asbestos insurance recovery	—	—	0.04
Asset impairment — Safety & Protection	—	—	(0.03)
Sales terms and expense accrual changes	—	—	(0.04)
Corporate tax-related items	—	0.12	0.64

Net (charge)/benefit for Significant Items	—	(0.07)	0.50

Reported EPS	$3.35 to $3.55	$3.13	$3.38

     DuPont is a science-based products and services company. Founded in 1802, DuPont puts science to work by creating sustainable solutions essential to a better, safer, healthier life for people everywhere. Operating in more than 70 countries, DuPont offers a wide range of innovative products and services for markets including agriculture and food; building and construction; communications; and transportation.
Forward-Looking Statements: This news release contains forward-looking statements based on management’s current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like “expects,” “anticipates,” “plans,” “intends,” “projects,” “indicates,” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by DuPont, particularly its latest annual report on Form 10-K and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which the company does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; seasonality of sales of agricultural products; and severe weather events that cause business interruptions, including plant and power outages, or disruptions in supplier and customer operations.
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